Exhibit 99.1

For Release: July 18, 2013

Contact: Margaret M. Bouffard

(802) 865-1807

Merchants Bancshares, Inc. Announces Dividend Declaration and

Earnings Release Calendar

SOUTH BURLINGTON, VT—Merchants Bancshares, Inc. (NASDAQ: MBVT), the parent company of Merchants Bank, announced that its Board of Directors declared today, July 18th, 2013, a dividend of 28 cents per share, payable August 15th, 2013, to shareholders of record as of August 1st, 2013. This quarter represents our 67th consecutive quarterly dividend payment and our 31st consecutive quarter at the current payout level.

Merchants plans to release earnings on or about July 22, 2013. Michael R. Tuttle, Merchants’ President and Chief Executive Officer, Janet P. Spitler, Merchants’ Executive Vice President and Chief Financial Officer and Geoffrey R. Hesslink, Chief Operating Officer and Executive Vice President of Merchants will host a conference call to discuss these earnings results at 9:00 a.m. Eastern Time on Tuesday, July 23, 2013. Interested parties may participate in the conference call by dialing U.S. number 1-888-317-6016, Canada number 1-855-669-9657, or international number 1-412-317-6016. The title of the call is Merchants Bancshares, Inc. Q2 2013 Earnings. Participants are asked to call a few minutes prior to register. A replay will be available until 9:00 a.m. Eastern Time on August 1st, 2013. The U.S. replay dial-in telephone number is 1-877-344-7529. The international replay telephone number is 1-412-317-0088. The replay access code for both replay telephone numbers is 10023211. Additionally, a recording of the call will be available on our website at www.mbvt.com.

Established in 1849, Merchants Bank is the largest Vermont-based bank, independent and locally operated. Consumer, business, municipal and investment customers enjoy personalized relationships, sophisticated online and mobile banking options, more than 30 community bank locations statewide, plus a nationwide network of over 55,000 surcharge-free Allpoint ATMs. Merchants Bank (Member FDIC, Equal Housing Lender, NASDAQ “MBVT”), and Merchants Trust Company employ approximately 300 full-time employees and 40 part-time employees statewide, and has earned several “Best Place to Work in Vermont” awards. American Banker ranks Merchants Bank #10 in America among 851 peers. www.mbvt.com.

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements, which are based on certain assumptions and describe Merchants’ future plans, strategies and expectations, can generally be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. Our actual results could differ materially from those projected in the forward-looking statements as a result of, among others, continued weakness in general, national, regional or local economic conditions, the performance of our investment portfolio, quality of credits or the overall demand for services; changes in loan default and charge-off rates which could affect the allowance for credit losses; declines in the equity and financial markets; reductions in deposit levels which could necessitate increased and/or higher cost borrowing to fund loans and investments; declines in mortgage loan refinancing, equity loan and line of credit activity which could reduce net interest and non-interest income; changes in the domestic interest rate environment and inflation; changes in the carrying value of investment securities and other assets; misalignment of our interest-bearing assets and liabilities; increases in loan repayment rates affecting interest income and the value of mortgage servicing rights; changing business, banking, or regulatory conditions or policies, or new legislation affecting the financial services industry that could lead to changes in the competitive balance among financial institutions, restrictions on bank activities, changes in costs (including deposit insurance premiums), increased regulatory scrutiny, declines in consumer confidence in depository institutions, or changes in the secondary market for bank loan and other products; and changes in accounting rules, federal and state laws, IRS regulations, and other regulations and policies governing financial holding companies and their subsidiaries which may impact our ability to take appropriate action to protect our financial interests in certain loan situations.

You should not place undue reliance on our forward-looking statements, and are cautioned that forward-looking statements are inherently uncertain. Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties, which are included in more detail in our Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

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